UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2003

CHROMAVISION MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22677	75-2649072

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

33171 PASEO CERVEZA
SAN JUAN CAPISTRANO, CA		92675

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (949) 443-3355

Item 12. Results of Operations and Financial Conditions
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Conditions

On October 23, 2003, ChromaVision Medical Systems, Inc. (“ChromaVision”) issued a press release regarding ChromaVision’s results of operations for the quarter ended September 30, 2003, and disclosing material non-public information. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMAVISION MEDICAL SYSTEM, INC.

(Registrant)

Date: October 24, 2003	/s/ STEPHEN T. D. DIXON

Stephen T. D. Dixon

Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated October 23, 2003, issued by ChromaVision Medical Systems, Inc.